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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                       FORM 8-K

                                    CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  February 14, 1997



                           PACIFICARE HEALTH SYSTEMS, INC.
                (Exact name of registrant as specified in its charter)


                                       DELAWARE
                    (State or other jurisdiction of incorporation)



    000-21949                                       95-4591529
(Commission File No.)                       (IRS Employer Identification No.)



                                   5995 PLAZA DRIVE
                                CYPRESS, CA 90630-5028
                (Address of principal executive offices and zip code)



          Registrant's telephone number, including area code: (714) 952-1121


                                  N-T HOLDINGS, INC.
             (Former name or former address if changed since last report)

                       ----------------------------------------

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

    On February 14, 1997, pursuant to an Amended and Restated Agreement and Plan of Reorganization dated as of November 11, 1996 (the "Agreement"), among PacifiCare Health Systems, Inc., formerly named N-T Holdings, Inc., a Delaware corporation ("PacifiCare Holding"), PacifiCare Operations, Inc., formerly named PacifiCare Health Systems, Inc., a Delaware corporation ("PacifiCare"), FHP International Corporation, a Delaware corporation ("FHP"), Neptune Merger Corp., a Delaware corporation and a wholly-owned subsidiary of PacifiCare Holding ("PacifiCare Merger Sub"), and Tree Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of PacifiCare Holding ("FHP Merger Sub"), PacifiCare Merger Sub merged with and into PacifiCare (the "PacifiCare Merger") and FHP Merger Sub merged with and into FHP (the "FHP Merger"). The PacifiCare Merger and the FHP Merger shall together be referred to herein as the "Mergers." The purpose of the Mergers was, among other things, to provide for an acquisition transaction involving PacifiCare and FHP.

    The Mergers became effective at the time of filing of Certificates of Merger with the Delaware Secretary of State on February 14, 1997 (the "Effective Time"). At the Effective Time: (a) FHP Merger Sub and PacifiCare Merger Sub ceased to exist; (b) FHP, as the surviving corporation in the FHP Merger, and PacifiCare, as the surviving corporation in the PacifiCare Merger, became wholly-owned subsidiaries of PacifiCare Holding; and (c) the name of PacifiCare Holding was changed from "N-T Holdings, Inc." to "PacifiCare Health Systems, Inc.," while the name of PacifiCare was changed from "PacifiCare Health Systems, Inc." to "PacifiCare Operations, Inc." Additionally, at the Effective Time, pursuant to Section 1.5 of the Agreement, the following share conversions took place: (a) each outstanding share of the Class A Common Stock, par value $0.01 per share, of PacifiCare was exchanged for one share of the Class A Common Stock, par value $0.01 per share, of PacifiCare Holding (the "PacifiCare Holding Class A Common"); (b) each outstanding share of the Class B Common Stock, par value $0.01 per share, of PacifiCare was exchanged for one share of the Class B Common Stock, par value $0.01 per share, of PacifiCare Holding (the "PacifiCare Holding Class B Common"); (c) each outstanding share of the Common Stock, par value $0.05 per share, of FHP (the "FHP Common Stock") was exchanged for $17.50 in cash, 0.056 shares of PacifiCare Holding Class A Common and 0.176 shares of PacifiCare Holding Class B Common; and (d) each outstanding share of the Series A Cumulative Convertible Preferred Stock, par value $0.05 per share, of FHP (the "FHP Preferred Stock") was exchanged for $14.113 in cash and 0.50 shares of Series A Cumulative Convertible Preferred Stock, par value $0.01 per share, of PacifiCare Holding (the "PacifiCare Holding Preferred"). Further, as soon after the Effective Time as legally permitted, former holders of FHP Common Stock and of FHP Preferred Stock will receive rights (the "Talbert Rights") to acquire common stock of Talbert Medical Management Holdings Corporation ("TMMHC"). Present expectations are that the offering of the Talbert Rights will commence in April 1997, shortly after TMMHC's audited 1996 financial results become available.

    The principles determining the conversion of shares pursuant to the effectuation of the Mergers are set forth in the subsection entitled "Merger Consideration" in the section entitled "The Mergers and Related Transactions" of the prospectus filed by PacifiCare Holding with the Securities and Exchange Commission on November 26, 1996 pursuant to Rule 424(b)(3) promulgated under the Securities Act of 1933, as amended (the "Prospectus"). Such information


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set forth in such subsection is incorporated herein by reference.  An explanation of the Talbert Rights and the offering of such Rights is set forth in the section entitled "The Offering" of the prospectus included in the Registration Statement on Form S-1 (No. 333-17679), as amended, filed by TMMHC, most recently filed on January 31, 1997 (the "Talbert S-1"). Such information set forth in such section is incorporated herein by reference.

    To finance the Mergers in part, PacifiCare Holding borrowed funds from a syndicate of financial institutions agented by Bank of America National Trust and Savings Association, as set forth in the subsection entitled "Financing of FHP Merger Consideration" of the section entitled "The Mergers and Related Transactions" of the Prospectus. Such information set forth in such subsection is incorporated herein by reference.

    The number of shares of PacifiCare Holding Class A Common, PacifiCare Holding Class B Common and PacifiCare Holding Preferred issued in the FHP Merger was approximately 2,337,000, 7,346,000, and 10,517,000, respectively. The aggregate amount of cash paid to former holders of FHP Common Stock and FHP Preferred Stock in the FHP Merger was approximately $1,027,000,000. The number of shares of PacifiCare Holding Class A Common and PacifiCare Holding Class B Common issued in the PacifiCare Merger was approximately 12,385,000 and 18,931,000, respectively.

    The Mergers are intended to be tax-free transactions under the Internal Revenue Code of 1986, as amended, and will be accounted for as a purchase. A copy of the press release announcing the consummation of the Mergers is filed herewith as Exhibit 99.01.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a)  Financial Statements of the Businesses Acquired

    To be filed by amendment within sixty days of the date of filing of this Form 8-K.

    (b)  Pro Forma Financial Information

    To be filed by amendment within sixty days of the date of filing of this Form 8-K.

    (c)  Exhibits

Exhibit No.        Description

2.01 Amended and Restated Agreement and Plan of Reorganization, dated as of November 11, 1996, among N-T Holdings, Inc., a Delaware corporation, PacifiCare Health Systems, Inc., a Delaware corporation, FHP International Corporation, a Delaware corporation, Neptune Acquisition Corp., a Delaware corporation, and Tree Acquisition Corp., a Delaware corporation. Incorporated by reference herein from Appendix A of the Prospectus.

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2.02               The subsection entitled "Merger Consideration" of the
                   section entitled "The Mergers and Related Transactions" of the Prospectus and the subsection entitled "Financing of FHP Merger Consideration" of the section entitled "The Mergers and Related Transactions" of the Prospectus. Incorporated by reference herein from the Prospectus.

2.03 The section entitled "The Offering" of the prospectus included in the Talbert S-1. Incorporated by reference herein from the Talbert S-1.

4.01 Form of Specimen Certificate for PacifiCare Holding's Class A Common Stock. (Replaces Exhibit 4.01 of the Form S-4 Registration Statement (No. 333-16271) filed by PacifiCare Holding on November 18, 1996 (the "PacifiCare Holding S-4").)

4.02 Form of Specimen Certificate for PacifiCare Holding's Class B Common Stock. (Replaces Exhibit 4.02 of the PacifiCare Holding S-4.)

4.03 Form of Specimen Certificate for PacifiCare Holding's Series A Cumulative Convertible Preferred Stock. (Replaces Exhibit 4.03 of the PacifiCare Holding S-4.)

99.01              Press Release of February 14, 1997.


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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PACIFICARE HEALTH SYSTEMS, INC.




Dated:   February 14, 1997        By:  /s/ Alan R. Hoops
                                       -----------------------------------------
                                       Alan R. Hoops
                                       President and Chief Executive Officer



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                                    EXHIBIT INDEX


Exhibit No.        Description of Exhibits

2.01 Amended and Restated Agreement and Plan of Reorganization, dated as of November 11, 1996, among N-T Holdings, Inc., a Delaware corporation, PacifiCare Health Systems, Inc., a Delaware corporation, FHP International Corporation, a Delaware corporation, Neptune Acquisition Corp., a Delaware corporation, and Tree Acquisition Corp., a Delaware corporation. Incorporated by reference herein from Appendix A of the prospectus filed by PacifiCare Holding with the Securities and Exchange Commission on November 26, 1996 pursuant to Rule 424(b)(3) promulgated under the Securities Act of 1933, as amended (the "Prospectus").

2.02 The subsection entitled "Merger Consideration" of the section entitled "The Mergers and Related Transactions" of the Prospectus and the subsection entitled "Financing of FHP Merger Consideration" of the section entitled "The Mergers and Related Transactions" of the Prospectus. Incorporated by reference herein from the Prospectus.

2.03 The section entitled "The Offering" of the prospectus included in the Registration Statement on Form S-1 (No. 333-17679), as amended, filed by Talbert Medical Management Holdings Corporation, most recently filed on January 31, 1997 (the "Talbert S-1"). Incorporated by reference herein from the Talbert S-1.

4.01               Form of Specimen Certificate for PacifiCare Holding's Class
                   A Common Stock. (Replaces Exhibit 4.01 of the Form S-4 Registration Statement (No. 333-16271) filed by PacifiCare Holding on November 18, 1997 (the "PacifiCare Holding S-4").)

4.02 Form of Specimen Certificate for PacifiCare Holding's Class B Common Stock. (Replaces Exhibit 4.02 of the PacifiCare Holding S-4.)

4.03 Form of Specimen Certificate for PacifiCare Holding's Series A Cumulative Convertible Preferred Stock. (Replaces Exhibit
                   4.03 of the PacifiCare Holding S-4.)

99.01              Press Release of February 14, 1997.



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